UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 16, 2011

_____________________________

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	1-32663	86-0812139
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 832-3700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information disclosed under Item 5.07 below is incorporated into this Item 5.02 by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders

On May 16, 2011, Clear Channel Outdoor Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders.  Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting of Stockholders. As disclosed in the Company’s proxy statement relating to the Annual Meeting of Stockholders, pursuant to the requirement in the Company’s Bylaws that the number of directors in the classes be as nearly equal in number as is possible, Mr. Scott R. Wells, a member of Class I of the Board of Directors (with a term expiring in 2013), volunteered to stand for re-election at the Annual Meeting of Stockholders held on May 16, 2011.  Since Mr. Wells was elected as a Class II director (with a term expiring in 2014) at the Annual Meeting of Stockholders in 2011, Mr. Wells resigned as a member of Class I effective May 16, 2011.

1.           The Company’s stockholders elected each of the three nominees for directors to serve as directors for a three year term or until his successor shall have been elected and qualified.

Proposal 1. Election of Directors	Votes For	Votes Withheld	Broker Non-Votes

Class A Common Stock
Thomas R. Shepherd	27,030,797	6,321,017	2,963,433
Christopher M. Temple	27,031,227	6,320,587	2,963,433
Scott R. Wells	17,919,725	15,432,089	2,963,433

Class B Common Stock
Thomas R. Shepherd	6,300,000,000	0	0
Christopher M. Temple	6,300,000,000	0	0
Scott R. Wells	6,300,000,000	0	0

Total
Thomas R. Shepherd	6,327,030,797	6,321,017	2,963,433
Christopher M. Temple	6,327,031,227	6,320,587	2,963,433
Scott R. Wells	6,317,919,725	15,432,089	2,963,433

2.           The advisory resolution on executive compensation was approved.

Proposal 2. Approval of the advisory (non-binding) resolution on executive compensation	Votes For	Votes Against	Abstentions	Broker Non-Votes

Class A Common Stock	25,080,758	4,589,354	3,681,702	2,963,433
Class B Common Stock	6,300,000,000	0	0	0

Total	6,325,080,758	4,589,354	3,681,702	2,963,433

3.           In the advisory vote on the frequency of future advisory votes on executive compensation, votes were cast as set forth below.  In light of the voting results, the Company’s Board of Directors has decided that the Company will include an advisory vote on executive compensation in its proxy materials once every three years until the next required advisory vote on the frequency of future advisory votes on executive compensation.  In accordance with the rules and regulations of the Securities and Exchange Commission, the Company is required to hold an advisory vote on the frequency of future advisory votes on executive compensation at least once every six years.

Proposal 3. Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation	1 year	2 years	3 years	Abstentions	Broker Non-Votes

Class A Common Stock	20,894,974	41,361	9,349,730	3,065,749	2,963,433
Class B Common Stock	0	0	6,300,000,000	0	0

Total	20,894,974	41,361	6,309,349,730	3,065,749	2,963,433

4.           The selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2011 was ratified.

Proposal 4. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2011	Votes For	Votes Against	Abstentions	Broker Non-Votes

Class A Common Stock	36,222,307	91,616	1,324	0
Class B Common Stock	6,300,000,000	0	0	0

Total	6,336,222,307	91,616	1,324	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: May 19, 2011	By:	/s/ Robert H. Walls, Jr.
Robert H. Walls, Jr.
Office of the Chief Executive Officer, and
Executive Vice President, General Counsel and
Secretary